INVENTORIES	12 Months Ended
Dec. 31, 2023
Disclosure Of Inventories [Abstract]
INVENTORIES
11	INVENTORIES

	2023	2022
	US$’000	US$’000

Bunkers and other consumables at cost	10,755	15,278
	-	-
Ships reclassified from ships, property plant and equipment as held for sale asset (Note 12) (a)	141,345	28,853
Sale of ships recognised as inventories (a)	(141,345)	(28,853)
	10,755	15,278

(a)	Ships reclassified from ships, property, plant and equipment as inventories is reconciled as follows:

	2023	2022
	US$’000	US$’000

Cost	260,971	41,297
Accumulated depreciation	(83,663)	(12,444)
Impairment	(35,963)	-
Carrying amount	141,345	28,853

For the year ended 31 December 2023, the Group entered into several memoranda of agreements with 8 distinct third parties for the sale of 9 ships at purchase consideration in aggregate of US$158,105,000. At the reporting date, all the ships have been delivered to the new owners.

On 14 April 2022, the Group entered into memoranda of agreement with a third party for the sale of one ship at purchase consideration of US$29,981,000. The ship was delivered to the third party on 1 June 2022.

Accounting policy

Inventories are assets held for sale in the ordinary course of business or in the form of materials or supplies to be consumed in the rendering of services. Inventories which include bunkers on board ships and other consumable stores are valued at the lower of cost and net realisable value.
Net realisable value is the estimated selling prices in the ordinary course of business, less reasonably predictable costs of disposal and transportation.
Cost is determined on a first-in first-out basis. Spares on board ships are charged against income when issued to the ships.

When inventories are sold, the carrying amount is recognised as part of cost of sales. Any write-down of inventories to net realisable value and all losses of inventories or reversals of previous write-downs or losses are recognised in cost of sales in the period the write-down, loss or reversal occurs.